EXHIBIT 24-1


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1995, including all amendments.

               IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                          /s/ Stephen E. Ewing
                                                              Stephen E. Ewing

                                                                 EXHIBIT 24-1


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1995, including all amendments.


               IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                      /s/ William K. McCrackin
                                                          William K. McCrackin

                                                                 EXHIBIT 24-1


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1995, including all amendments.


               IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                            /s/ Roger Fridholm
                                                                Roger Fridholm

                                                                 EXHIBIT 24-1


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1995, including all amendments.


               IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of February, 1996.




                                                        /s/ Frank M. Hennessey
                                                            Frank M. Hennessey

                                                                 EXHIBIT 24-1


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1995, including all amendments.


               IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                        /s/ Thomas H. Jeffs II
                                                            Thomas H. Jeffs II

                                                                 EXHIBIT 24-1


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1995, including all amendments.


               IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                         /s/ Arthur L. Johnson
                                                             Arthur L. Johnson

                                                                 EXHIBIT 24-1


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1995, including all amendments.

               IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                           /s/ Dale A. Johnson
                                                               Dale A. Johnson

                                                                 EXHIBIT 24-1


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in her name and on her behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1995, including all amendments.


               IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                       /s/ Helen O. Petrauskas
                                                           Helen O. Petrauskas

                                                                 EXHIBIT 24-1


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1995, including all amendments.


               IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                            /s/ Howard F. Sims
                                                                Howard F. Sims

                                                                 EXHIBIT 24-1


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Alfred R. Glancy III and Daniel L. Schiffer, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1995, including all amendments.

               IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                         /s/ Patrick Zurlinden
                                                             Patrick Zurlinden

                                                                 EXHIBIT 24-1


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

               That the undersigned Director or Officer of MCN CORPORATION, a Michigan corporation, does hereby constitute and appoint, Daniel L. Schiffer and Patrick Zurlinden, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in his name and on his behalf and to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the year ended December 31, 1995, including all amendments.

               IN WITNESS WHEREOF, I have executed this Power of Attorney this 22nd day of February, 1996.



                                                      /s/ Alfred R. Glancy III
                                                          Alfred R. Glancy III